                                                                    Exhibit 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



   The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A.), as Trustee of Home Improvement Loan Trust 1996-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

   1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

   2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

   IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                                       GREEN TREE FINANCIAL CORP.





                                       BY: /s/Phyllis A. Knight
                                           --------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Section 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                                       GREEN TREE FINANCIAL CORP.


                                       BY: /s/Phyllis A. Knight
                                           --------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                CERTIFICATES FOR HOME IMPROVEMENT LOANS 7.20%
                                GREEN TREE TRUST
                                     1996-E
                                 MONTHLY REPORT
                                  October 1996
                                                   Distribution Date: 11/15/96
                                                   CUSIP # 393505 PR7
                                                   Trust Account 3335178-0

A.  Collected Amount                                              $1,287,892.00

B.  Delinquent Payments Advanced/Recovered                             1,112.37

C.  Aggregate Repurchase Price for Contracts to be Repurchased              .00

D.  Amount Available (A+B+C)                                       1,289,004.37

E.  Monthly Interest (7.20%)                                         155,356.11

F.  Monthly Principal

          (1) Regular Principal Payments                       264,875.95
          (2) Principal Prepayments                            703,101.68
          (3) Delinquent Principal Advanced                     17,642.90
          (4) Net Losses                                         3,236.57
          (5) Contracts Repurchased due to Breach of
              Representations and Warranties (see attached)           .00
          (6) Bankruptcy Write-down                                   .00
          (7) Delinquent Payments Recovered                    (16,948.92)
          (8) Unpaid Principal from Prior Months                      .00

                                    Total Principal                  971,908.18

G.  Monthly Servicing Fee (.75%)                                      16,182.93

H.  Advanced Reimbursed                                               27,691.03

I.  Guaranty Fee                                                     145,557.15

J.  Shortfall [(E+F+(if Company is not Servicer)G)-D]                       .00

K.  Guaranty Payment (lesser of J or Guaranty Amount from
    prior month)                                                            .00

L.  Aggregate Certificate Principal Balance                       24,920,776.25


                       GREEN TREE FINANCIAL CORPORATION
                CERTIFICATES FOR HOME IMPROVEMENT LOANS   7.20%
                               GREEN TREE TRUST
                                    1996-E
                                MONTHLY REPORT
                                 October 1996
                                    Page 2
                                                      Distribution Date:11/15/96
                                                      CUSIP # 393505 PR7
                                                      Trust Account 3335178-0


M.   New Guaranty Amount (lesser of(1)Guaranty Amount
     from prior month -K or (2)L)                                2,587,954.05

N.   Pool Scheduled Principal Balance                           24,920,776.25

O.   Pool Factor..

     (1) Previous Month Pool Factor                                 .95586148
     (2) Current Month Pool Factor                                  .91998225

P.   Aggregate Scheduled Balances and Number of
     Delinquent Contracts

     (1) 31-59 days                 76,220.97       16
     (2) 60-89 days                 34,319.56        5
     (3) 90 days or more             7,360.19        1

Q.   Liquidated Contracts                                #1          3,255.98

     (1) Net Liquidation Loss                                        3,677.87

R.   Number of Loans Remaining                                          4,934

S.   Number of Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was
     submitted because FHA Insurance was unavailable     #1          3,236.57

T.   Average Sixty-Day Delinquency Ratio                                  .17%

U.   Current Realized Loss Ratio                                          .01%

V.   Cumulative Realized Loss Ratio                                       .01%

Please contact the Bondholder Relations Department of First Trust National Association at (612) 973-6700 with any questions regarding this Statement or your Distribution.